EXECUTION VERSION

WAIVER AND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Waiver and Amendment to Amended and Restated Credit Agreement (this "Amendment"), dated as of November 7, 2016, is entered into by and among **OPUS BANK**, a California commercial bank, as Administrative Agent and a Lender ("**Opus**"), **FUSION NBS ACQUISITION CORP.**, a Delaware corporation ("**Borrower**"), **FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.**, a Delaware corporation ("**Fusion**"), **NETWORK BILLING SYSTEMS, L.L.C.**, a New Jersey limited liability company ("**Network**"), **PINGTONE COMMUNICATIONS, INC.**, a Delaware corporation ("**PingTone**"), **FUSION BVX LLC**, a Delaware limited liability company ("**BVX**"), **FIDELITY ACCESS NETWORKS, INC.**, an Ohio corporation ("**FANC**"), **FIDELITY ACCESS NETWORKS, LLC**, an Ohio limited liability company ("**FANL**"), **FIDELITY VOICE SERVICES, LLC**, an Ohio limited liability company ("**FVS**"), **FIDELITY CONNECT LLC**, an Ohio limited liability company ("**FCL**"), and **FIDELITY TELECOM, LLC**, an Ohio limited liability company ("**FTL**" and, together with Borrower, Fusion, Network, PingTone, BVX, FANC, FANL, FVS and FCL, collectively, the "**Loan Parties**"). All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement (as defined blow), amended hereby.

WITNESSETH:

WHEREAS, Opus and Borrower have entered into that certain Amended and Restated Credit Agreement dated as of December 8, 2015 (as amended, modified or supplemented, the "**Credit Agreement**").

WHEREAS, the parties hereto wish to (i) waive Borrower's noncompliance with Sections 7.11(a) (Borrower Leverage Ratio) and 7.11(e) (Borrower Maximum Senior Leverage Ratio) of the Credit Agreement for the period of four consecutive fiscal quarters ended on September 30, 2016 and (ii) amend Sections 6 and 7.01(d) of the Credit Agreement as set forth herein, provided that the conditions set forth herein are satisfied.

NOW, THEREFORE, in consideration of the recitals set forth above, the mutual agreements contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Waiver. From and after the Effective Date (as defined below), Opus hereby waives any Default or Event of Default arising under the Credit Agreement due to the failure of Borrower to comply with the requirements of Sections 7.11(a) and 7.11(e) of the Credit Agreement with respect to the four consecutive fiscal quarters ended on September 30, 2016. This is a limited, one time waiver and, except as expressly set forth herein, shall not be deemed to: (i) constitute a waiver of any other Default, Event of Default or any other breach of the Credit Agreement or any of the other Loan Documents, whether now existing or hereafter arising, (ii) constitute a waiver of any right or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document which does not arise as a result of the Leverage Ratio being greater than 4.75 to 1.00 as of September 30, 2016 or the Senior Leverage Ratio being greater than 2.50 to 1.00

as of September 30, 2016 (all such rights and remedies being expressly reserved by the Administrative Agent and each Lender), (iii) establish a custom or course of dealing or conduct between the Administrative Agent and the Lenders, on the one hand, and the Loan Parties on the other hand or (iv) be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with any Loan Party or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the other Loan Documents or any rights or remedies arising in favor of the Administrative Agent or any Lender under or with respect to any such documents.

SECTION 2. Amendment. As of the date hereof, the Credit Agreement shall be amended as follows:

A. Section 6 of the Credit Agreement is hereby amended by inserting the following Section 6.17 at the end thereof:

> **6.17. East West Bank Facility.** (a) Enter into a new credit facility with East West Bank on or prior to November 17, 2016 and (b) simultaneously therewith, prepay the Loans in full and pay all other Obligations owing to the Administrative Agent and each Lender under this Agreement with the proceeds thereof.

B. Section 8.01(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

> (d) (i) Any default occurs in the observance or performance of any agreement contained in Section 6.01 and such default continues for ten (10) days or (ii) any default occurs in the observance or performance of any agreement contained in Section 6.17 and such default continues for five (5) days; or

SECTION 3. Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants to Opus and each Lender as follows:

A. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result therefrom.

B. The execution, delivery and performance by the Loan Parties of this Amendment have been duly authorized by all necessary corporate and limited liability company action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

C. The Credit Agreement (as amended by this Amendment) and each of the other Loan Documents constitute the legal, valid and binding respective obligations of the Loan Parties party thereto, enforceable against them in accordance with their respective terms.

D. All representations and warranties of the Loan Parties in the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date).

E. The Loan Parties are entering into this Amendment on the basis of their own investigation and for their own reasons, without reliance upon Opus or any other Person.

F. The Loan Parties' obligations under the Credit Agreement and under the other Loan Documents, as applicable, are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT ADMINISTRATIVE AGENT AND LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

SECTION 6. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto, and their respective successors and assigns (subject to the applicable restrictions on assignment set forth in the applicable Loan Documents to which such Person is a party).

SECTION 7. Effectiveness. The agreements set forth herein shall become effective on the date (the "**Effective Date**") when Opus shall have (a) executed this Amendment, (b) received a counterpart of this Amendment executed by each Loan Party, (c) received an executed copy of a waiver and/or amendment to the Praesidian Facility in form and substance consistent with the terms set forth herein and reasonably satisfactory to Opus, (d) received an amendment fee in the amount of $10,000, paid (or caused to be paid) in cash by Borrower and (e) received payment of all fees and expenses of Opus as required by Section 10.03 of the Credit Agreement (including, without limitation, with respect to the granting of this Amendment).

SECTION 8. Entire Agreement. This Amendment constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

SECTION 9. Reaffirmation. Each of the Loan Parties as borrower, issuer, guarantor or in any other capacity in which such Loan Party acts as a borrower, issuer, accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and

performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (ii) without limiting the foregoing, to the extent such Loan Party guaranteed the Obligations, ratifies and reaffirms such guarantee. Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents (as hereby amended) remains in full force and effect and is hereby ratified and reaffirmed.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Ratification to Credit Agreement as of the day and year first above written.

<u>ADMINISTRATIVE AGENT AND LENDER:</u>

OPUS BANK

By: ______________________
Name: James Crumpton
Title: SVP, Senior Credit Administrator

LOAN PARTIES:

FUSION NBS ACQUISITION CORP.

By: /s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By: /s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

NETWORK BILLING SYSTEMS, L.L.C.

By: /s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: Executive Vice President

PINGTONE COMMUNICATIONS, INC.

By: /s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FUSION BVX LLC

By: /s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President

FIDELITY ACCESS NETWORKS, INC.

By: /s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY ACCESS NETWORKS, LLC

By: ______________________
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY CONNECT LLC

By: ______________________
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY VOICE SERVICES, LLC

By: ______________________
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY TELECOM, LLC

By: ______________________
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer